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                                                                    EXHIBIT 23.3



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Amendment No. 2 to Form S-4 of our report dated August 14, 1997 included in Rykof-Sexton, Inc.'s Form 10-K for the fiscal year ended June 28, 1997 and to all references to our firm included in this Registration Statement.


                                                /s/ ARTHUR ANDERSEN LLP



Philadelphia, Pennsylvania
November 10, 1997